                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[_] Definitive Proxy Statement                RULE 14C-5(D)(2))

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                         COMPASS BANCSHARES, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                         COMPASS BANCSHARES, INC.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

[LOGO OF COMPASS BANK]
                                                Compass Bank
                                                Trust Division
                                                P.O. Box 10566
                                                Birmingham, Alabama 35296

TO: Participants in the Compass Bancshares, Inc. ESOP/401(k) Plan

  By letter dated March 3, 1995, Compass Bank, as trustee of the Compass Bancshares, Inc. ESOP/401(k) Plan (the "Plan") wrote to you to deliver proxy materials of Compass Bancshares, Inc. (the "Bancshares Proxy Statement") pertaining to the 1995 Annual Meeting of Shareholders of Compass Bancshares, Inc., together with a WHITE confidential voting instruction card listing the slate of directors endorsed by the majority of the Board of Directors of Compass Bancshares and the other proposals described in the Bancshares Proxy Statement.

  The Plan trustee is now writing to you to deliver, for your review and consideration, a proxy statement and other proxy materials prepared by the Committee to Maximize Shareholder Value, a group composed of Harry B. Brock, Jr., Stanley Macfarlane Brock, Dr. Wendell H. Taylor, Sr., David Poole Henderson, James Richard Hays, Grady Washington Leach, Jr., Grady Washington Leach, III and John R. Israel, Jr. (the "Committee Proxy Statement") soliciting proxies for a slate of directors in opposition to the slate endorsed in the Bancshares Proxy Statement and in favor of the shareholder proposals submitted by members of the Committee to Maximize Shareholder Value. Also enclosed is a BLUE confidential voting instruction card which you should use if you wish to direct the Plan trustee to vote shares allocated to your accounts in connection with the slate of directors endorsed by the Committee to Maximize Shareholder Value and if you wish to direct the Plan trustee concerning the voting of shares allocated to your accounts on the other proposals described in the Committee Proxy Statement.

  Your Rights to Direct Voting of Your Allocated Shares. Under the terms of the Plan you have the right to direct the Plan trustee in writing as to the manner you wish to vote the shares of Compass Bancshares stock allocated to your Plan accounts at the Compass Bancshares' 1995 Annual Meeting of Shareholders. Under the terms of the Plan and subject to the Plan trustee's responsibilities under ERISA, the Plan trustee will vote your allocated shares in accordance with your instructions and will not vote your allocated shares
                                              ---
if you do not provide instructions. Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the meeting.

  Confidentiality of Voting Instructions. Your instructions to the Plan trustee will be completely confidential. Compass Bank has engaged an
                           ------------
independent firm, Corporate Election Services, Inc. of Pittsburgh, Pennsylvania, to serve as the confidential vote processing agent for the Plan. Voting instruction cards are to be sent to Corporate Election Services, Inc. and should not be sent to Compass Bank, to Compass Bancshares or its proxy
           ---
solicitor, Morrow & Company or to the Committee to Maximize Shareholder Value or its proxy solicitor, Georgeson & Company, Inc. Corporate Election Services, Inc. will count your votes and report the aggregate totals of all voting instructions to the Plan trustee. Corporate Election Services, Inc. has agreed to maintain your voting instructions in strict confidence. In no event will your individual voting instructions be reported to Compass Bank, to Compass Bancshares or its proxy solicitor, Morrow & Company, or to the Committee to Maximize Shareholder Value or its proxy solicitor, Georgeson & Company, Inc.

  HOW TO EXERCISE YOUR RIGHTS. You direct the voting of shares in your accounts by completing, signing and returning a confidential voting instruction card to Corporate Election Services, Inc. Proxy cards supplied with any other proxy materials you may receive in connection with shares you own outside of the Plan are not appropriate for the purpose of instructing the Plan trustee in connection with the voting of shares allocated to your ESOP/401(k) accounts. Voting instructions for your allocated shares under the Plan must be received by Corporate Election Services, Inc. on the voting instruction cards provided by the Plan trustee for that purpose. Again, all
                                                                 ----------
voting instruction cards should be forwarded to Corporate Election Services,
- ----------------------------------------------------------------------------
Inc. and should not be mailed to Compass Bank, or to Compass Bancshares or its
- ----------------------------------------------------------------------------
proxy solicitor, Morrow & Company, or to the Committee to Maximize Shareholder
- ----------------------------------------------------------------------------
Value or its proxy solicitor, Georgeson & Company, Inc.
- -------------------------------------------------------

  MAKING AN INFORMED DECISION. In order to make an informed judgment concerning how to instruct the Plan trustee to vote your allocated shares, you should read all proxy materials carefully and thoroughly. The Plan
- -------------------------------------------------------------
trustee will not recommend how you should complete your confidential voting instruction cards. If you wish to support candidates endorsed in the Committee Proxy Statement, you should use the enclosed BLUE voting instruction card. If you wish to support candidates endorsed in the Bancshares Proxy Statement, you should use the WHITE voting instruction card previously forwarded to you. Whichever color voting instruction card you choose to complete and return, you may instruct the Plan trustee concerning the voting of your allocated shares in connection with the additional matters (i.e., matters other than the election of directors) scheduled to be considered at the 1995 Annual Meeting by completing the blanks on either color voting instruction card.
                            ------

  WHEN TO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTION CARD. You may submit your voting instructions to the confidential vote processing agent at any time, except that in order to be effective your instructions must be received
                                                                     --------
by Corporate Election Services, Inc. not later than 5:00 p.m. Eastern time on April 7, 1995. If Corporate Election Services, Inc. receives more than one voting instruction card from you, the instruction card bearing the latest date
                                                                   ------
will be considered to have revoked and cancelled all instruction cards bearing an earlier date. If more than one confidential voting instruction card is received from you bearing the same date, Corporate Election Services, Inc. will consider the card bearing the latest postmark as controlling. In addition, your voting instruction cards may be revoked, subject to verification by Corporate Election Services, Inc., if such revocation is in writing and received by Corporate Election Services, Inc. at P.O. Box 1150,
- ----------
Pittsburgh, PA 15230-9954 not later than 5:00 p.m. Eastern time on April 7, 1995. Do not return both a BLUE card and a WHITE card in the same envelope.
         ---        ----
You may request additional confidential voting instruction cards at any time by contacting Corporate Election Services, Inc. at (412) 566-2400.

  NOTICE REGARDING THE PAYSOP. If you are also a participant in the Compass Bancshares, Inc. PAYSOP, you will be receiving separate confidential voting
                                               --------
instruction cards for your use in instructing the PAYSOP plan trustee concerning the voting of shares allocated to your PAYSOP account.

  If you have any questions regarding the procedures for instructing the Plan trustee, please call J. Vance Davidson at (205) 558-6683 or Tom Radigan at
(205) 558-6745.

                                                      COMPASS BANK
                                                      Trust Division
                                                      March 10, 1995

[LOGO OF COMPASS BANK]
                                                Compass Bank
                                                Trust Division
                                                P.O. Box 10566
                                                Birmingham, Alabama 35296

TO: Participants in the Compass Bancshares, Inc. PAYSOP

  By letter dated March 3, 1995, Compass Bank, as trustee of the Compass Bancshares, Inc. PAYSOP (the "Plan") wrote to you to deliver proxy materials of Compass Bancshares, Inc. (the "Bancshares Proxy Statement") pertaining to the 1995 Annual Meeting of Shareholders of Compass Bancshares, Inc., together with a WHITE confidential voting instruction card listing the slate of directors endorsed by the majority of the Board of Directors of Compass Bancshares and the other proposals described in the Bancshares Proxy Statement.

  The Plan trustee is now writing to you to deliver, for your review and consideration, a proxy statement and other proxy materials prepared by the Committee to Maximize Shareholder Value, a group composed of Harry B. Brock, Jr., Stanley Macfarlane Brock, Dr. Wendell H. Taylor, Sr., David Poole Henderson, James Richard Hays, Grady Washington Leach, Jr., Grady Washington Leach, III and John R. Israel, Jr. (the "Committee Proxy Statement") soliciting proxies for a slate of directors in opposition to the slate endorsed in the Bancshares Proxy Statement and in favor of the shareholder proposals submitted by members of the Committee to Maximize Shareholder Value. Also enclosed is a BLUE confidential voting instruction card which you should use if you wish to direct the Plan trustee to vote shares allocated to your account in connection with the slate of directors endorsed by the Committee to Maximize Shareholder Value and if you wish to direct the Plan trustee concerning the voting of shares allocated to your account on the other proposals described in the Committee Proxy Statement.

  Your Rights to Direct Voting of Your Allocated Shares. Under the terms of the Plan you have the right to direct the Plan trustee in writing as to the manner you wish to vote the shares of Compass Bancshares stock allocated to your Plan account at the Compass Bancshares' 1995 Annual Meeting of Shareholders. Under the terms of the Plan and subject to the Plan trustee's responsibilities under ERISA, the Plan trustee will vote your allocated shares in accordance with your instructions and will not vote your allocated shares
                                              ---
if you do not provide instructions. Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the meeting.

  Confidentiality of Voting Instructions. Your instructions to the Plan trustee will be completely confidential. Compass Bank has engaged an
                           ------------
independent firm, Corporate Election Services, Inc. of Pittsburgh, Pennsylvania, to serve as the confidential vote processing agent for the Plan. Voting instruction cards are to be sent to Corporate Election Services, Inc. and should not be sent to Compass Bank, to Compass Bancshares or its proxy
           ---
solicitor, Morrow & Company or to the Committee to Maximize Shareholder Value or its proxy solicitor, Georgeson & Company, Inc. Corporate Election Services, Inc. will count your votes and report the aggregate totals of all voting instructions to the Plan trustee. Corporate Election Services, Inc. has agreed to maintain your voting instructions in strict confidence. In no event will your individual voting instructions be reported to Compass Bank, to Compass Bancshares or its proxy solicitor, Morrow & Company, or to the Committee to Maximize Shareholder Value or its proxy solicitor, Georgeson & Company, Inc.

  HOW TO EXERCISE YOUR RIGHTS. You direct the voting of shares in your account by completing, signing and returning a confidential voting instruction card to Corporate Election Services, Inc. Proxy cards supplied with any other proxy materials you may receive in connection with shares you own outside of the
Plan are not appropriate for the purpose of instructing the Plan trustee in connection with the voting of shares allocated to your PAYSOP account. Voting instructions for your allocated shares under the Plan must be received by Corporate Election Services, Inc. on the voting instruction cards provided by the Plan trustee for that purpose. Again, all voting instruction cards should
                                   ------------------------------------------
be forwarded to Corporate Election Services, Inc. and should not be mailed to
- -----------------------------------------------------------------------------
Compass Bank, or to Compass Bancshares or its proxy solicitor, Morrow &
- -----------------------------------------------------------------------------
Company, or to the Committee to Maximize Shareholder Value or its proxy
- -----------------------------------------------------------------------------
solicitor, Georgeson & Company, Inc.
- ------------------------------------

  MAKING AN INFORMED DECISION. In order to make an informed judgment concerning how to instruct the Plan trustee to vote your allocated shares, you should read all proxy materials carefully and thoroughly. The Plan trustee
- ------------------------------------------------------------
will not recommend how you should complete your confidential voting instruction cards. If you wish to support candidates endorsed in the Committee Proxy Statement, you should use the enclosed BLUE voting instruction card. If you wish to support candidates endorsed in the Bancshares Proxy Statement, you should use the WHITE voting instruction card previously forwarded to you. Whichever color voting instruction card you choose to complete and return, you may instruct the Plan trustee concerning the voting of your allocated shares in connection with the additional matters (i.e., matters other than the election of directors) scheduled to be considered at the 1995 Annual Meeting by completing the blanks on either color voting instruction card.
                            ------

  WHEN TO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTION CARD. You may submit your voting instructions to the confidential vote processing agent at any time, except that in order to be effective your instructions must be received
                                                                     --------
by Corporate Election Services, Inc. not later than 5:00 p.m. Eastern time on April 7, 1995. If Corporate Election Services, Inc. receives more than one voting instruction card from you, the instruction card bearing the latest date
                                                                   ------
will be considered to have revoked and cancelled all instruction cards bearing an earlier date. If more than one confidential voting instruction card is received from you bearing the same date, Corporate Election Services, Inc. will consider the card bearing the latest postmark as controlling. In addition, your voting instruction cards may be revoked, subject to verification by Corporate Election Services, Inc., if such revocation is in writing and received by Corporate Election Services, Inc. at P.O. Box 1150,
- ----------
Pittsburgh, PA 15230-9954 not later than 5:00 p.m. Eastern time on April 7, 1995. Do not return both a BLUE card and a WHITE card in the same envelope.
         ---        ----
You may request additional confidential voting instruction cards at any time by contacting Corporate Election Services, Inc. at (412) 566-2400.

  NOTICE REGARDING THE ESOP/401(K). If you are also a participant in the Compass Bancshares, Inc. ESOP/401(k) plan, you will be receiving separate
                                                                 --------
confidential voting instruction cards for your use in instructing the ESOP/401(k) plan trustee concerning the voting of shares allocated to your ESOP/401(k) accounts.

  If you have any questions regarding the procedures for instructing the Plan trustee, please call J. Vance Davidson at (205) 558-6683 or Tom Radigan at
(205) 558-6745.

                                                      COMPASS BANK
                                                      Trust Division
                                                      March 10, 1995